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                                     Defined Asset Funds (R)

                                      Select Series 2000 1

                              Income & Growth Quantitative Research

                                      Select Ten Portfolio

A Value Strategy Seeking Total Return
[logo] Merrill Lynch

Selecting investments for your portfolio can be complicated -- a strategy can help.

The Strategy

The Select Ten Portfolio seeks total return by holding the ten highest dividend- yielding stocks of the Dow Jones Industrial Average* (DJIA) for about one year (the "Strategy").

The Portfolio looks for potential values through a contrarian approach of investing in companies whose stocks show the highest dividend yields, indicating that their prices may be depressed. Because we limit the field of potential stocks to those in the DJIA, the Portfolio is selected from a group of large, well-established companies whose financial strength makes it possible for them to recover from these low prices. This basic strength is essential to the Strategy.

Each year, we intend to reapply the screening process to select a new Portfolio. You can reinvest in the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment. Although each Portfolio is a one-year investment, we recommend you stay with the Strategy for at least three to five years for potentially more consistent results.

It's Convenient

Invest in a fixed Portfolio of widely held stocks with just one purchase, and enjoy the advantages of:

         Quarterly Dividends. You will receive four consolidated checks per year, not 40 for the ten stocks.

         Reinvestment. You may choose to reinvest your distributions at a reduced sales charge to compound your income.

         Cost. Investments start at $250, with sales charge discounts available for purchases of $50,000 or more.

         Discipline. You are buying and holding, for about a year, a portfolio of established companies with relatively high dividend yields.

         Tax-Efficiency. On rollovers to future Portfolios, if available, you will defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

Select Ten Portfolio-- 2000 Series 1(+)

Name of Issuer                      Ticker Symbol        Current
                                                         Dividend
                                                         Yield(++)

1.  Philip Morris Companies, Inc.       MO                 10.07%

2.  J.P. Morgan & Company, Inc.         JPM                3.77

3.  Caterpillar, Inc.                   CAT                3.64

4.  Eastman Kodak Company               EK                 3.26

5.  Du Pont (E.I.) De Nemours &         DD                 3.05
    Company

6.  Minnesota Mining &                  MMM                2.85
    Manufacturing Company

7.  International Paper Company         IP                 2.77

8.  General Motors Corporation          GM                 2.57

9.  Procter & Gamble Company            PG                 2.41

10. SBC Communications, Inc.            SBC                2.32

The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.

(+)   Initial date of deposit -- March 13, 2000.

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


(++) Current dividend yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend received on that security and dividing the result by its market value as of the close of trading on March 10, 2000. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.

Past Performance of Prior Select Ten Portfolios

Past performance is no guarantee of future results.


Series From Inception Through 12/31/99   Most Recently Completed Portfolio
       (including annual rollovers)
Inception    Series        Return            Period         Series     Return

5/17/91        B            13.04%       6/1/98-7/9/99         B         6.82%

1/3/92         A            13.39        1/28/98-3/5/99        A         5.33

9/1/92         C            15.09        9/28/98-10/29/99      C        11.44

7/22/96        3            12.56        8/3/98-9/10/99        3        11.05

11/1/96        5            11.27        11/16/98-12/17/99     5         2.36

1/2/97         J             8.30        1/6/98-2/8/99         J         8.80

2/25/97        1             7.08        3/2/98-4/9/99         1         2.65

4/28/97        2             6.15        5/4/98-6/4/99         2         2.47

9/3/97         4             3.06        9/8/98-10/15/99       4         8.75

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series from Inception differ from Most Recently Completed Portfolio because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

* Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial Average," is unaffiliated with, and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in this brochure or the prospectus relating to the Portfolio. "S&P 500 Index" is a trademark of The McGraw-Hill Companies, Inc.

[logo] Select Ten Portfolio DJIA

The Dow Jones Industrial Average

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


The Dow Jones Industrial Average consists of 30 common stocks chosen by the editors of The Wall Street Journal as representative of American industry. These companies are highly capitalized, and their stocks are widely held by both individual and institutional investors.

The current companies are:

Alcoa
American Express
AT&T
Boeing
Caterpillar
Citigroup
Coca-Cola
Du Pont
Eastman Kodak
Exxon Mobil
General Electric
General Motors
Hewlett-Packard
Home Depot
Honeywell International
IBM
Intel
International Paper
Johnson & Johnson
J.P. Morgan
McDonald's
Merck
Microsoft
Minnesota Mining & Manufacturing (3M)
Philip Morris
Procter & Gamble
SBC Communications
United Technologies
Wal-Mart Stores
Walt Disney

Hypothetical Past Performance of the Strategy (not any Portfolio)

Growth of $10,000 Invested Over 25 Years-- 1/1/75 Through 12/31/99

Strategy(ss)  $505,673     DJIA  $477,202     S&P 500 Index*     $508,254

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



Growth of $10,000 Invested Over 27 Years--
1/1/73 Through 12/31/99

[A Mountain Chart with dates on the x-axis and $ on the y-axis, depicts the performance of the DJIA, S&P 500 Index, and Strategy (net of sales charges and expenses)(ss), respectively, as follows, with a total return as of 12/31/99:

          $318,656, $318,932, $476,488.]

Since stocks in the Portfolio were chosen solely by applying the Strategy, we anlayzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the DJIA in 14 and the S&P 500 Index in 13 of the last 27 years. There can be no assurance that any Portfolio will outperform either index.

Portfolio results of this equally-weighted value-oriented Strategy may differ from the capitalization-weighted DJIA for various reasons. For example, the DJIA performance may be driven by stocks not held in the Portfolio, such as growth stocks.

27-Year Annual Total Returns

Strategy returns are net of sales charges and expenses. (ss)


Year        Strategy(ss)     DJIA          S&P 500       Year        Strategy(ss)    DJIA          S&P 500
                                           Index                                                   Index

1973        -4.08%          -13.12%       -14.66%        1987         5.06             6.02          5.67
1974        -2.40           -23.14        -26.47         1988        22.44            15.95         16.58
1975        55.65            44.40         36.92         1989        25.65            31.71         31.11
1976        33.25            22.72         23.53         1990       -10.14            -0.57         -3.20
1977        -2.90           -12.71         -7.19         1991        31.81            23.93         30.51
1978        -1.91             2.69          6.39         1992         6.44             7.34          7.67
1979        10.48            10.52         18.02         1993        25.30            16.72          9.97
1980        24.69            21.41         31.50         1994         1.95             4.95          1.30
1981         5.51            -3.40         -4.83         1995        34.97            36.48         37.10
1982        23.78            25.79         20.26         1996        26.34            28.57         22.69


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




1983        36.93            25.68         22.27         1997         19.92           24.78         33.10
1984         5.41             1.06          5.95         1998          8.55           18.00         28.34
1985        27.00            32.78         31.43         1999          1.68           27.01         20.89
1986        32.96            26.91         18.37         Average      15.39%          13.68%        13.68%

Average Annual Total Returns

For periods ending 12/31/99

                 3 year     5 year    10 year     15 year    20 year   25 year

Strategy(ss)      9.49%     17.51%    13.65%      16.47%     17.01%    16.99%
DJIA             23.20%     26.83%    18.19%      19.52%     17.95%    16.72%
S&P 500 Index    27.34%     28.28%    18.07%      18.78%     17.64%    17.02%


Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price and do not reflect deduction of any commissions or taxes. Portfolio performance will differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from those used in determining Portfolio unit price, they are not fully invested at all times, stocks may not be weighted equally and Strategy returns do not reflect deduction of commissions.

(ss) Net of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), creation and development fee and estimated expenses.

Defined Asset Funds (R)

Buy With Knowledge
Hold with Confidence

Equity Investor Funds

Other Select Series
United Kingdom Portfolio
         (Financial Times Index)
Institutional Holdings Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Select Standard & Poor's Industry Turnaround Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

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


Concept Series
Baby Boom Economy Portfolios (SM)
Earnings Growth Consistency Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Premier American Portfolio
Premier World Portfolio Real
Estate Income Fund
Tele-Global Trust
Utility Portfolio
Western Premier Portfolio

Index Series
S&P 500 Trust
S&P MidCap Trust

Fixed-Income Funds

Corporate Funds
Government Funds
Municipal Funds

Defined Asset Funds--
Our Philosophy

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

Select Today!

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


You can get started with the Select Ten Portfolio for $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks.

Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

   The Portfolio is designed for investors who can assume the risks associated with equity investments. It may not be appropriate for investors seeking capital preservation or high current income.

   There can be no assurance that the Portfolio will meet its objective, that dividend rates will be maintained, that stock or unit prices will not decrease over the life of the Portfolio or that the Portfolio will outperform the indices.

   The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

   These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which contributed to these relatively low prices and high yields will change.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Generally, dividends and any gains will be subject to tax each year whether or not reinvested. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

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


You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%, deducted over the last ten months of the Portfolio.


                                         As a % of Public   Amount Per 1,000
                                         Offering Price     Units

Initial Sales Charge                     1.00%              $10.00

Deferred Sales Charge                    1.50%              $15.00

Maximum Sales Charge                     2.50%              $25.00

Creation and Development Fee (as a %     0.250%             $ 2.48
of net assets)

Estimated Annual Expenses (as a % of     0.171%             $ 1.69
net assets)

Organization Costs                                          $ 1.14

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


Amount                                      Total Sales Charge as a % of
Purchased                                   Public Offering Price

Less than $50,000                           2.50%

$50,000 to $99,999                          2.25

$100,000 to $249,999                        1.75

$250,000 to $999,999                        1.50

$1,000,000 or more                          0.75

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


The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

[logo] Printed on Recycled Paper

11342BR-3/00

(c)      2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Member SIPC.

Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.

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